UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2022
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 3.02.    Unregistered Sales of Equity Securities.
The information in Item 8.01 below is incorporated into this Item 3.02 by reference.
Item 8.01    Other Events
On March 10, 2022, NSA OP, LP (the "Operating Partnership") issued 64,064 Class A common units of limited partner interest in the Operating Partnership ("OP units") as partial consideration for the acquisition of three self storage properties from an unrelated third party.
On March 10, 2022, the Operating Partnership issued 353,030 6.000% Series A-1 cumulative redeemable preferred units of limited partnership interest in the Operating Partnership ("Series A-1 Preferred Units") as partial consideration for the acquisition of four self storage properties from an unrelated third party.
Following a specified lock-up period after the respective dates of issuance set forth above, the OP units and Series A-1 Preferred Units issued by the Operating Partnership may be redeemed from time to time by holders for a cash amount per OP unit or Series A-1 Preferred Unit, respectively, equal to the market value of an equivalent number of common shares of beneficial interest of National Storage Affiliates Trust (the "Company") ("Common Shares") or 6.000% Series A cumulative redeemable preferred shares of beneficial interest of the Company ("Series A Preferred Shares"), respectively. The Company has the right, but not the obligation, to assume and satisfy the redemption obligation of the Operating Partnership described above by issuing one Common Share in exchange for each OP unit tendered for redemption and one Series A Preferred Share in exchange for each Series A-1 Preferred Unit tendered for redemption. The Company has elected to report early the private placement of its Common Shares and Series A Preferred Shares that may occur if the Company elects to assume the redemption obligation of the Operating Partnership as described above in the event that OP units or Series A-1 Preferred Units are in the future tendered for redemption.
As of March 16, 2022, other than those OP units held by the Company, after reflecting the transactions described herein, 38,078,297 OP units of the Operating Partnership were issued and outstanding (including 885,903 outstanding LTIP units and 1,924,918 outstanding OP units ("DownREIT OP units") in certain consolidated subsidiaries of the Operating Partnership, which are convertible into, or exchangeable for, OP units on a one-for-basis, subject to certain conditions).
As of March 16, 2022, after reflecting the transaction described herein, 993,077 Series A-1 Preferred Units were issued and outstanding.
The issuances described above were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ TAMARA D. FISCHER
Tamara D. Fischer
President and Chief Executive Officer

Date: March 16, 2022